UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2006, Krispy Kreme Doughnut Corporation (“KKDC”), a wholly owned subsidiary of Krispy Kreme Doughnuts, Inc. (the “Company”), entered into Waiver and Amendment No. 4 (the “First Lien Amendment”), dated as of March 30, 2006, to its First Lien Credit Agreement, dated as of April 1, 2005, as amended (the “First Lien Credit Agreement”), pursuant to which the required lenders under the First Lien Credit Agreement agreed to certain waivers of and amendments to the First Lien Credit Agreement. The First Lien Amendment was entered into by KKDC, the Company, the subsidiary guarantors under the First Lien Credit Agreement (other than Freedom Rings, LLC) and the required lenders under the First Lien Credit Agreement.

On March 30, 2006, KKDC entered into Waiver and Amendment No. 4 (the “Second Lien Amendment”), dated as of March 30, 2006, to its Second Lien Credit Agreement, dated as of April 1, 2005, as amended (the “Second Lien Credit Agreement”), pursuant to which the required lenders under the Second Lien Credit Agreement agreed to certain waivers of and amendments to the Second Lien Credit Agreement. The Second Lien Amendment was entered into by KKDC, the Company, the subsidiary guarantors under the Second Lien Credit Agreement (other than Freedom Rings, LLC) and the required lenders under the Second Lien Credit Agreement.

A copy of the First Lien Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

A copy of the Second Lien Amendment is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.             Description

10.1                         Waiver and Amendment No. 4, dated as of March 30, 2006, to the First Lien Credit Agreement, dated as of April 1, 2005, as amended, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent, Issuing Lender and Swingline Lender, is being filed pursuant to Item 1.01.

10.2                         Waiver and Amendment No. 4, dated as of March 30, 2006, to the Second Lien Credit Agreement, dated as of April 1, 2005, as amended, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank and Collateral Agent, is being filed pursuant to Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: April 5, 2006

By:   /s/ Michael C. Phalen
        Michael C. Phalen
        Chief Financial Officer